                                                                    EXHIBIT 23.3

                 CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR


     Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I, William H. White, hereby consent to be named as a person about to become a director of USEC Inc. in the Registration Statement on Form S-1 being filed by USEC Inc. with the Securities and Exchange Commission, as such Registration Statement may be amended from time to time.


                                           Signature: /s/ BILL WHITE
                                                     ---------------------


Dated:  6/11           1998
      ---------------,

                 CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR


     Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I, James R. Mellor, hereby consent to be named as a person about to become a director of USEC Inc. in the Registration Statement on Form S-1 being filed by USEC Inc. with the Securities and Exchange Commission, as such Registration Statement may be amended from time to time.


                                           Signature:  /s/ JAMES R. MELLOR
                                                     ---------------------


Dated:  MAY 15        1998
      --------------,

                 CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR


     Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I, Frank V. Cahouet, hereby consent to be named as a person about to become a director of USEC Inc. in the Registration Statement on Form S-1 being filed by USEC Inc. with the Securities and Exchange Commission, as such Registration Statement may be amended from time to time.


                                           Signature: /s/ FRANK V. CAHOUET
                                                     ---------------------


Dated: 5/21      1998
      ------------,

                 CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR


     Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I, Joyce F. Brown, hereby consent to be named as a person about to become a director of USEC Inc. in the Registration Statement on Form S-1 being filed by USEC Inc. with the Securities and Exchange Commission, as such Registration Statement may be amended from time to time.


                                           Signature:  /s/ JOYCE F. BROWN
                                                     ---------------------


Dated:  May 16      1998
       -----------,

                  CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR

            Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I, Dan T. Moore III, hereby consent to be named as a person about to become a director of USEC Inc. in the Registration Statement on Form S-1 being filed by USEC Inc. with the Securities and Exchange Commission, as such Registration Statement may be amended from time to time.


                                    Signature: /s/ Dan T. Moore III
                                               -----------------------------

Dated: 6/16      , 1998
       ---------

                  CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR

           Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I, John R. Hall, hereby consent to be named as a person about to become a director of USEC Inc. in the Registration Statement on Form S-1 being filed by USEC Inc. with the Securities and Exchange Commission, as such Registration Statement may be amended from time to time.


                                    Signature: /s/ John R. Hall
                                               -----------------------------

Dated: June 19, 1998
       ---------

                  CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR

    Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I, William H. Timbers, Jr., hereby consent to be named as a person about to become a director of USEC Inc. in the Registration Statement on Form S-1 being filed by USEC Inc. with the Securities and Exchange Commission, as such Registration Statement may be amended from time to time.


                                    Signature: /s/ WILLIAM H. TIMBERS, JR.
                                               -----------------------------

Dated: June 25, 1998